UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Emerald Holding, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ual Meeting of Stockholders of Emerald Holding, Inc. will be held on Wednesday, May 18,

2022, 1:00 P.M., Eastern Time, virtually via the internet at meetnow.global/MMJXP55 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/EEX Small steps make an ihe environment by consenting to ree electronic delivery, sign up at www.envisionreports.com/EEX IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. EMERALD HOLDING, INC. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2022 The undersigned hereby appoints Stacey Sayetta and David Doft (together the “Proxies”), or any one of them, with full power of substitution in each, proxies to vote, as provided on the other side, all the Common Stock of Emerald Holding, Inc. which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on May 18, 2022 or any adjournment thereof, as follows, with all powers which the undersigned would possess if present at the meeting. Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Class II nominees to the Board of Directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below Comments — Please print your comments below

000004 ENDORSEMENT LINE SACKPACK MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by May 18, 2022 at 1:30 P.M., Eastern Time. Online Go to www.envisionreports.com/EEX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EEX 2022 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proposals — The Board of Directors recommend a vote FOR the nominees to the Board of Directors and FOR Proposal 2. A 1. Election of Directors: Class II Nominees For Withhold For Withhold For Withhold 01 - Konstantin Gilis 02 - Todd Hyatt 03 - Lisa Klinger Preferred Stock Nominees 04 - Lynda Clarizio 05 - David Levin For Against Abstain 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022. Note: Such other business as may properly come before the meeting or any adjournment thereof. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 529023 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 03M0CB

The 2022 Annual Meeting of Stockholders of Emerald Holding, Inc. will be held on Wednesday, May 18, 2022, 1:00 P.M., Eastern Time, virtually via the internet at meetnow.global/MMJXP55 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/EEX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EEX IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. EMERALD HOLDING, INC. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2022 The undersigned hereby appoints Stacey Sayetta and David Doft (together the “Proxies”), or any one of them, with full power of substitution in each, proxies to vote, as provided on the other side, all the Series A Preferred of Emerald Holding, Inc. which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on May 18, 2022 or any adjournment thereof, as follows, with all powers which the undersigned would possess if present at the meeting. Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees to the Board of Directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +